Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steinway Musical Instruments, Inc. (the “Company”)  on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Dana D. Messina, Chief Executive Officer and Dennis M. Hanson, the Chief Financial Officer of the Company hereby certify that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dana D. Messina	/s/ Dennis M. Hanson
Dana D. Messina	Dennis M. Hanson
Chief Executive Officer	Chief Financial Officer

Date:   August 9, 2002